Exhibit 32.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United Sates Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, Unites States Code), each of the undersigned officers of Adams Golf, Inc, a Delaware corporation (the “Company”), does hereby certify that:

The Annual Report on Form 10-K for the year ended December 31, 2003 (the “Periodic Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)) and information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 8, 2004	ADAMS GOLF, INC. By: /S/ OLIVER G. BREWER III —————————————— Oliver G. Brewer, III Chief Executive Officer and President

Date: March 8, 2004	By: /S/ ERIC LOGAN —————————————— Eric Logan Chief Financial Officer (Principal Financial Officer)

The foregoing certification is being furnished solely pursuant to Section 906 of the Act and is not being filed as part of the Periodic Report or as a separate disclosure document